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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549-1004


                                   FORM 8-K


                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 6, 1999


                               MOBIL CORPORATION
            (Exact name of registrant as specified in its charter)


              DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)    Identification No.)



                               3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                           Telephone: (703) 846-3000
                   (Address of principal executive offices)



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Item 5. Other Events

        The Registrant hereby incorporates by reference herein the information set forth in its News Release dated May 6, 1999, a copy of which is annexed hereto as exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c) Exhibits.
            99. Mobil Corporation News Release dated May 6, 1999
                in which Exxon and Mobil announce
                expectation of antitrust review completion.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT              MOBIL CORPORATION


By
NAME AND TITLE          Gordon G. Garney, Senior Assistant Secretary

DATE            May 6, 1999
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                                 EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------

 99.    Mobil Corporation,                   Electronic
        News Release dated
        May 6, 1999